SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 East Main Street, Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Item 12. Results of Operations and Financial Condition

On May 12, 2004, World Wrestling Entertainment, Inc. announced its expected results of operations, based upon preliminary, unaudited information, for the fiscal year ended April 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
	By:	/s/ Philip B. Livingston
Philip B. Livingston
Dated: May 12, 2004		Chief Financial Officer